
                                                           Exhibit 10.1
--------------------------------------------------------------------------------------------------------------------------------
HEADLANDS MORTGAGE                                    STATEMENT TO NOTEHOLDERS
================================================================================================================================
REVOLVING HOME EQUITY LOAN   LIBOR:                               4.93875%  Current Collection Period:       3-1-99 thru 3-31-99
ASSET-BACKED NOTES           Margin:                              0.65000%  P&S Agreement Date:                    12/01/98
SERIES 1998-2                Class A-1  Note Rate:                5.58875%  Original Closing Date:                 12/29/98
                             Class A-2  Note Rate:                6.51000%  Distribution Date:                     04/14/99
                             Class A-3  Note Rate:                6.67000%  Record Date:                           04/15/99
                             Interest Period  3/15/99 thru             31   POOL FACTOR:                          92.6202295%
                             4/14/99:

================================================================================================================================

BALANCES
     Beginning HELOC Pool Balance                                                                                 129,679,797.40
     Beginning Second Lien Pool Balance                                                                            77,717,860.35
     Beginning HLTV Pool Balance                                                                                   46,545,307.53

     Beginning Class A-1 Note Balance -- CUSIP  422093AG9                                                         126,955,982.11
     Beginning Class A-2 Note Balance -- CUSIP  422093AH7                                                          74,873,338.53
     Beginning Class A-3 Note Balance -- CUSIP  422093AJ3                                                          42,727,807.84

     Ending HELOC Pool Balance                                                                                    126,622,504.98
     Ending Second Lien Pool Balance                                                                               75,708,820.20
     Ending HLTV Pool Balance                                                                                      45,968,737.50

     Ending Class A-1 Note Balance -- CUSIP  422093AG9                                                            123,363,116.72
     Ending Class A-2 Note Balance -- CUSIP  422093AH7                                                             72,510,743.74
     Ending Class A-3 Note Balance -- CUSIP  422093AJ3                                                             41,848,347.50

     Additional Balances  Class A-1                                                                                 2,987,736.25

     Number of all Retransferred Mortgage Loans (Current Retransfer Date)                                                      0
     Retransferred Mortgage Loan Trust Balances (Current Retransfer Date)                                                   0.00
     Cumulative Number of all Retransferred Mortgage Loans (From Previous Distributions)                                       0
     Cumulative Retransferred Mortgage Loan Trust Balances (From Previous Distributions)                                    0.00
     Number of all Subsequent HELOC Mortgage Loans (Current Date)                                                              0
     Subsequent HELOC Mortgage Loan Asset Balance (Current Date)                                                            0.00
     Number of all SubsequentSecond Lien Mortgage Loans (Current Date)                                                         0
     Subsequent Second Lien Mortgage Loan Asset Balance (Current Date)                                                      0.00
     Number of all Subsequent HLTV Mortgage Loans (Current Date)                                                               0
     Subsequent HLTV Mortgage Loan Asset Balance (Current Date)                                                             0.00
     Cumulative Number of ALL Subsequent Mortgage Loans                                                                     1830
     Cumulative Subsequent Mortgage Loan Asset Balance                                                             64,876,717.43

     Beginning Loan Count                                                                                                  6,930
     Ending Loan Count                                                                                                     6,807

COLLECTION AMOUNTS CLASS A-1
     Aggregate of All Mortgage Collections                                                                          7,212,998.87
     Total Mortgage Interest  Collections                                                                           1,222,003.45
     Servicing Fees (current collection period)                                                                       (54,033.25)
        Mortgage Principal Collections                                                                              6,045,028.67
        Pre-Funded Balance                                                                                                  0.00
                                                                                                                            0.00
     Total Mortgage Principal Collections                                                                           6,045,028.67

COLLECTION AMOUNTS CLASS A-2
     Aggregate of All Mortgage Collections                                                                          2,783,283.61
     Total Mortgage Interest Collections                                                                              806,625.90
     Servicing Fees (current collection period)                                                                       (32,382.44)
        Mortgage Principal Collections                                                                              2,009,040.15
        Pre-Funded Balance                                                                                                  0.00
                                                                                                                            0.00
     Total Mortgage Principal Collections                                                                           2,009,040.15

COLLECTION AMOUNTS CLASS A-3
     Aggregate of All Mortgage Collections                                                                          1,131,636.85
     Total Mortgage Interest Collections                                                                              574,460.70
     Servicing Fees (current collection period)                                                                       (19,393.88)
        Mortgage Principal Collections                                                                                576,570.03
        Pre-Funded Balance                                                                                                  0.00

     Total Mortgage Principal Collections                                                                             576,570.03

TOTAL COLLECTION AMOUNT
     Aggregate of All Mortgage Collections                                                                         11,233,728.90
     Total Mortgage Interest Collections                                                                            2,603,090.05
        Mortgage Principal Collections                                                                              8,630,638.85
        Pre-Funded Balance                                                                                                  0.00

     Total Mortgage Principal Collections                                                                           8,630,638.85

DISTRIBUTION AMOUNTS CLASS A-1
     Class A-1 Note Interest                                                                                          610,980.07
     Class A-1 Note Unpaid Interest Shortfall (current cycle)                                                               0.00
     Class A-1 Note Reserve Fund Amount                                                                                     0.00

     Maximum Principal Payment                                                                                      3,057,292.42
     Scheduled Principal Collection                                                                                         0.00
     Accelerated Principal Distribution Amount                                                                        535,572.97
     HELOC Overcollateralization Deficit                                                                                    0.00
     Total Certificateholders Distribution Allocable to Principal                                                   3,592,865.39

DISTRIBUTION AMOUNTS CLASS A-2
     Class A-2 Note Interest                                                                                          406,187.86
     Class A-2 Note Unpaid Interest Shortfall (current cycle)                                                               0.00
     Class A-2 Note Reserve Fund Amount                                                                                     0.00

     Maximum Principal Payment                                                                                      2,009,040.15
     Scheduled Principal Collection                                                                                         0.00
     Accelerated Principal Distribution Amount                                                                        353,554.64
     HELOC Overcollateralization Deficit                                                                                    0.00
     Total Certificateholders Distribution Allocable to Principal                                                   2,362,594.79

DISTRIBUTION AMOUNTS CLASS A-3
     Class A-3 Note  Interest                                                                                         237,495.40
     Class A-3 Note  Unpaid Interest Shortfall (current cycle)                                                              0.00
     Class A-3 Note  Reserve Fund Amount                                                                                    0.00

     Maximum Principal Payment                                                                                        576,570.03
     Scheduled Principal Collection Payment                                                                                 0.00
     Accelerated Principal Distribution Amount                                                                        302,890.31
     HLTV Lien Overcollateralization Deficit                                                                                0.00
     Total Certificateholders Distribution Allocable to Principal                                                     879,460.34

TOTAL DISTRIBUTION AMOUNT
     Class A Note Interest                                                                                           1,254,663.33
     Class A Note Unpaid Interest Shortfall (current cycle)                                                                  0.00
     Class A Note Reserve Fund Amount                                                                                        0.00

     Maximum Principal Payment                                                                                       5,642,902.60
     Scheduled Principal Collection Payment                                                                                  0.00
     Accelerated Principal Distribution Amount                                                                       1,192,017.92
     Overcollateralization Deficit                                                                                           0.00
     Total Certificateholders Distribution Allocable to Principal                                                    6,834,920.52

LOSSES/RETRANSFERS

     Unpaid Class A-1 Note    Interest Shortfall Due (From Previous Distributions)                                           0.00
     Unpaid Class A-2 Note    Interest Shortfall Due (From Previous Distributions)                                           0.00
     Unpaid Class A-3 Note    Interest Shortfall Due (From Previous Distributions)                                           0.00
     Interest Earned on Shortfall @ applicable Certificate Rate                                                              0.00
     Investor Loss Reduction Amount (From Previous Distributions)                                                            0.00

DISTRIBUTION TO CERTIFICATEHOLDERS  (PER CERTIFICATE WITH A $1,000 DENOMINATION)

CLASS A-1
     TOTAL CLASS A-1 NOTE DISTRIBUTION AMOUNT ALLOCABLE TO INTEREST                                                     4.5574931
     Interest Distribution Amount                                                                                       4.5774931
     Unpaid Note Interest Shortfall Included in Current Distribution                                                    0.0000000
     Unpaid Note Interest Shortfall Remaining after Current Distribution (Carryover)                                    0.0000000

     TOTAL CLASS A-1 NOTE DISTRIBUTION AMOUNT ALLOCABLE TO PRINCIPAL                                                   26.8003161
     Maximum Principal Payment                                                                                         22.8053084
     Scheduled Principal Collections Payment                                                                            0.0000000
     Accelerated Principal Distribution Amount                                                                          3.9950077

CLASS A-2
     TOTAL CLASS A-2 NOTE DISTRIBUTION AMOUNT ALLOCABLE TO INTEREST                                                     5.1681032
     Interest Distribution Amount                                                                                       5.1681032
     Unpaid Note Interest Shortfall Included in Current Distribution                                                    0.0000000
     Unpaid Note Interest Shortfall Remaining after Current
     Distribution (Carryover)                                                                                           0.0000000

      TOTAL CLASS A-2 NOTE DISTRIBUTION AMOUNT ALLOCABLE TO PRINCIPAL                                                  30.0603116
      Maximum Principal Payment                                                                                        25.5618836
      Scheduled Principal Collections Payment                                                                           0.0000000
      Accelerated Principal Distribution Amount                                                                         4.4984280

CLASS A-3
      TOTAL CLASS A-3 NOTE DISTRIBUTION AMOUNT ALLOCABLE TO INTEREST                                                    5.3966828
      Interest Distribution Amount                                                                                      5.3966828
      Unpaid Note Interest Shortfall Included in Current Distribution                                                   0.0000000
      Unpaid Note Interest Shortfall Remaining after Current Distribution (Carryover)                                   0.0000000

      TOTAL CLASS A-3 NOTE DISTRIBUTION AMOUNT ALLOCABLE TO PRINCIPAL                                                  19.9842546
      Maximum Principal Payment                                                                                        13.1015826

      Scheduled Principal Collections Payment                                                                           0.0000000

      Accelerated Principal Distribution Amount                                                                         6.8826720


      Reimbursed Investor Loss Reduction Amounts Included in Current Distribution                                       0.0000000
      Investor Loss Reduction Amounts after Current Distribution (carryover)                                            0.0000000

      TOTAL INTEREST AMOUNT DISTRIBUTED TO CLASS A CERTIFICATEHOLDER                                                   15.1222791
      TOTAL PRINCIPAL AMOUNT DISTRIBUTED TO CLASS A CERTIFICATEHOLDER                                                  76.8448823

      Credit Enhancement Draw Amount                                                                                            0

DELINQUENCIES/FORECLOSURES
CLASS A-1
      Number of Mortgages 30 to 59 Days Delinquent                                                                             14
      Aggregate Principal Balances of Mortgages 30 to 59 Days Delinquent
                                                                                                                       533,970.64

      Number of Mortgages 60 to 89 Days Delinquent                                                                              3
      Aggregate Principal Balances of Mortgages 60 to 89 Days Delinquent
                                                                                                                        72,824.06
      Number of Mortgages 90 to 179 or more Days Delinquent                                                                     2
      Aggregate Principal Balances of Mortgages 90 to 179 or more Days Delinquent                                       31,613.35
      Number of Mortgages 180 or more Days Delinquent                                                                           0
      Aggregate Principal Balances of Mortgages 180 or more Days Delinquent                                                  0.00
      Number of Mortgage Loans in Foreclosure                                                                                   2
      Aggregate Principal Balances of Mortgage Loans in Foreclosure                                                    100,000.00

      Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                                              0.00
      Aggregate Trust Balances of any Liquidated Loans in the Current Month                                                  0.00

CLASS A-2
      Number of Mortgages 30 to 59 Days Delinquent                                                                             12
      Aggregate Principal Balances of Mortgages 30 to 59 Days Delinquent                                               350,150.79

      Number of Mortgages 60 to 89 Days Delinquent                                                                              3
      Aggregate Principal Balances of Mortgages 60 to 89 Days Delinquent                                               102,058.75

      Number of Mortgages 90 to 179 or more Days Delinquent                                                                     1
      Aggregate Principal Balances of Mortgages 90 to 179 or more Days                                                  34,456.19
      Delinquent Number of Mortgages 180 or more Days Delinquent                                                                0
      Aggregate Principal Balances of Mortgages 180 or more Days Delinquent                                                  0.00
      Number of Mortgage Loans in Foreclosure                                                                                   4
      Aggregate Principal Balances of Mortgage Loans in Foreclosure                                                    215,647.14

      Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                                              0.00
      Aggregate Trust Balances of any Liquidated Loans in the Current Month                                                  0.00

CLASS A-3
      Number of Mortgages 30 to 59 Days Delinquent                                                                             18
      Aggregate Principal Balances of Mortgages 30 to 59 Days Delinquent
                                                                                                                       728,537.10
      Number of Mortgages 60 to 89 Days Delinquent                                                                              3
      Aggregate Principal Balances of Mortgages 60 to 89 Days Delinquent
                                                                                                                        86,321.69
      Number of Mortgages 90 to 179 or more Days Delinquent                                                                     1
      Aggregate Principal Balances of Mortgages 90 to 179 or more Days Delinquent                                       22,168.67
      Number of Mortgages 180 or more Days Delinquent                                                                           1
      Aggregate Principal Balances of Mortgages 180 or more Days Delinquent                                             34,882.73
      Number of Mortgage Loans in Foreclosure                                                                                   8
      Aggregate Principal Balances of Mortgage Loans in Foreclosure
                                                                                                                       315,054.13

      Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                                              0.00
      Aggregate Trust Balances of any Liquidated Loans in the Current Month                                                  0.00

TOTAL DELINQUENCIES/FORECLOSURES
      Number of Mortgages 30 to 59 Days Delinquent                                                                             44
      Aggregate Principal Balances of Mortgages 30 to 59 Days Delinquent
                                                                                                                     1,612,658.53
      Number of Mortgages 60 to 89 Days Delinquent                                                                              9
      Aggregate Principal Balances of Mortgages 60 to 89 Days Delinquent

                                                                                                                       261,204.50

      Number of Mortgages 90 to 179 or more Days Delinquent                                                                     4

      Aggregate Principal Balances of Mortgages 90 to 179 or more Days Delinquent                                       88,238.21
      Number of Mortgages 180 or more Days Delinquent                                                                           1
      Aggregate Principal Balances of Mortgages 180 or more Days Delinquent                                             34,882.73
      Number of Mortgage Loans in Foreclosure                                                                                  14
      Aggregate Principal Balances of Mortgage Loans in Foreclosure                                                    630,701.27

      Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                                              0.00
      Aggregate Trust Balances of any Liquidated Loans in the Current Month                                                  0.00

=================================================================================================================================

      Class A-1 Note Rate                                               LIBOR                  4.92625%                   5.57625%
      For Next Distribution

PRE-FUNDED ACCOUNT ACTIVITY
      Beginning Balance Pre-Funding Account                                                                                  0.00
      Remaining Amount for Distribution to Classes                                                                           0.00
      Withdrawal for Subsequent Loan Purchase:                                                                               0.00
      Ending Balance Pre-Funding Account                                                                                     0.00
      Pre-Funding Period: From Closing Date thru the 2/15/99

RESERVE FUND ACTIVITY

      Class A-1 Reserve Fund Beginning Balance                                                                               0.00
      Class A-1 Reserve Fund Deposit/Withdrawal                                                                              0.00
      Class A-1 Reserve Fund  Ending Balance                                                                                 0.00

      Class A-2 Reserve Fund Beginning Balance                                                                               0.00
      Class A-2 Reserve Fund Deposit/Withdrawal                                                                              0.00
      Class A-2 Reserve Fund Ending Balance                                                                                  0.00

      Class A-3 Reserve Fund Beginning Balance                                                                               0.00
      Class A-3 Reserve Fund Deposit/Withdrawal                                                                              0.00
      Class A-3 Reserve Fund Ending Balance                                                                                  0.00

HEADLANDS MORTGAGE                       SERVICING CERTIFICATE
====================================================================================================================================


REVOLVING HOME EQUITY LOAN    LIBOR:                              4.93875%  Current Collection Period:         3-1-99 thru 3-31-99
ASSET-BACKED NOTES            Margin:                             0.65000%  P&S Agreement Date:                            12/1/98
Series 1998-2                 Class A-1  Note Rate:               5.58875%  Original Closing Date:                        12/29/98
                              Class A-2  Note Rate:               6.51000%  Distribution Date:                             4/14/99
                              Class A-3  Note Rate:               6.67000%  Record Date:                                  04/15/99
                              Interest Period  3/15/99 thru            31   Pool Factor:                                92.6202295%
                              4/14/99:
                              Servicing Fee Rate:                 0.50000%  Initial Class A-1 O/C Amt:                2,041,531.37
                              Class A-1 Premium Fee Rate:         0.19000%  Initial Class A-2 O/C Amt:                2,430,777.93
                              Class A-2 Premium Fee Rate:         0.22000%  Initial Class A-3 O/C Amt:                3,312,404.71
                              Class A-3 Premium Fee Rate:         0.40000%  Class A-1 O/C Amt as of Pmt Date:         3,259,388.26
                              Trustee Fee:                        0.00750%  Class A-2 O/C Amt as of Pmt Date:         3,198,076.46
                              Class A-1 Weighted Avg Loan Rate:  11.07673%  Class A-3 O/C Amt as of Pmt Date:         4,120,390.00
                              Class A-2 Weighted Avg Loan Rate:  11.12341%  Class A-1 WAM:                                     289
                              Class A-3 Weighted Avg Loan Rate:  13.44884%  Class A-2 WAM:                                     175
                              Total Manaagement Fee              1,000.00   Class A-3 WAM:                                     255
                                ==================================================================================================

BALANCES
        Beginning HELOC Pool  Balance                                                                               129,679,797.40
        Beginning Second Lien Pool Balance                                                                           77,717,860.35
        Beginning HLTV Pool Balance                                                                                  46,545,307.53

        Beginning Class A-1 Note Balance -- CUSIP 422093AG9                                                         126,955,982.11
        Beginning Class A-2 Note Balance -- CUSIP 422093AH7                                                          74,873,338.53
        Beginning Class A-3 Note Balance -- CUSIP 422093AJ3                                                          42,727,807.84
        Overcollateralization Amount                                                                                  2,793,141.20
        Overcollateralization Loan Amount                                                                                     0.00

        Ending HELOC Pool Balance                                                                                   126,622,504.98
        Ending Second Lien Pool Balance                                                                              75,708,820.20
        Ending HLTV Pool Balance                                                                                     45,968,737.50

        Ending Class A-1 Note Balance -- CUSIP 422093AG9                                                            123,363,116.72
        Ending Class A-2 Note Balance -- CUSIP 422093AH7                                                             72,510,743.74
        Ending Class A-3 Note Balance -- CUSIP 422093AJ3                                                             41,848,347.50

        Additional Balances Class A-1                                                                                 2,987,736.25

        Number of all Retransferred Mortgage Loans (Current Retransfer Date)                                                     0
        Retransferred Mortgage Loan Trust Balances (Current Retransfer Date)                                                  0.00
        Cumulative Number of all Retransferred Mortgage Loans (From Previous Distributions)                                      0
        Cumulative Retransferred Mortgage Loan Trust Balances (From Previous Distributions)                                   0.00

        Number of all Subsequent HELOC Mortgage Loans (Current Date)                                                             0
        Subsequent HELOC Mortgage Loan Asset Balance (Current Date)                                                           0.00
        Number of all SubsequentSecond Lien Mortgage Loans (Current Date)                                                        0
        Subsequent Second Lien Mortgage Loan Asset Balance (Current Date)                                                     0.00
        Number of all Subsequent HLTV Mortgage Loans (Current Date)                                                              0
        Subsequent HLTV Mortgage Loan Asset Balance (Current Date)                                                            0.00
        Cumulative Number of ALL Subsequent Mortgage Loans                                                                    1830
        Cumulative Subsequent Mortgage Loan Asset Balance                                                            64,876,717.43

        Beginning Loan Count                                                                                                 6,930
        Ending Loan Count                                                                                                    6,807

COLLECTION AMOUNTS Class A-1
     1  Aggregate of All Mortgage Collections (Gross)                                                                 7,267,032.12
     2  Total Mortgage Interest Collections (Gross)                                                                   1,222,003.45
        Servicing Fees (current collection period)                                                                       54,033.25
        Deferred Interest Transfer  (DI)                                                                                      0.00
3a        Mortgage Principal Collections                                                                              6,045,028.67
3b        Pre-Funded Balance                                                                                                  0.00
3c        Net Liquidation Proceeds                                                                                            0.00
3       Total Mortgage Principal Collections                                                                          6,045,028.67
        Aggregate of Transfer Deposits                                                                                        0.00
        Investor Loss Amount                                                                                                  0.00
        Aggregate Investor Loss Reduction Amount                                                                              0.00

COLLECTION AMOUNTS Class A-2
     1  Aggregate of All Mortgage Collections (Gross)                                                                 2,815,666.05
     2  Total Mortgage Interest Collections (Gross)                                                                     806,625.90
        Servicing Fees (current collection period)                                                                       32,382.44
        Deferred Interest Transfer (DI)                                                                                       0.00
3a        Mortgage Principal Collections                                                                              2,009,040.15
3b        Pre-Funded Balance                                                                                                  0.00
3c        Net Liquidation Proceeds                                                                                            0.00
     3  Total Mortgage Principal Collections                                                                          2,009,040.15
        Aggregate of Transfer Deposits                                                                                        0.00
        Investor Loss Amount                                                                                                  0.00
        Aggregate Investor Loss Reduction Amount                                                                              0.00

COLLECTION AMOUNTS CLASS A-3
     1  Aggregate of All Mortgage Collections (Gross)                                                                 1,151,030.73
     2  Total Mortgage Interest Collections (Gross)                                                                     574,460.70
        Servicing Fees (current collection period)                                                                       19,393.88
        Deferred Interest Transfer (DI)                                                                                       0.00

3a      Mortgage Principal Collections                                                                   576,570.03
3b      Pre-Funded Balance                                                                                     0.00
3c      Net Liquidation Proceeds                                                                               0.00
    3 Total Mortgage Principal Collections                                                               576,570.03
      Aggregate of Transfer Deposits                                                                           0.00
      Investor Loss Amount                                                                                     0.00
      Aggregate Investor Loss Reduction Amount                                                                 0.00


TOTAL COLLECTION AMOUNT
    1 Aggregate of All Mortgage Collections (Gross)                                                   11,233,728.90
    2 Total Mortgage Interest Collections (Gross)                                                      2,603,090.05
      Servicing Fees (current collection period)                                                         105,809.57
      Deferred Interest Transfer  (DI)                                                                         0.00
3a      Mortgage Principal Collections                                                                 8,630,638.85
3b      Insurance Proceeds                                                                                     0.00
3c      Net Liquidation Proceeds                                                                               0.00
    3 Total Mortgage Principal Collections                                                             8,630,638.85
      Aggregate of Transfer Deposits                                                                           0.00
      Investor Loss Amount                                                                                     0.00
      Aggregate Investor Loss Reduction Amount                                                                 0.00


      Class A-1 Net Interest Collection                                                                1,167,970.20
      Class A-2 Net Interest Collection                                                                  774,243.46
      Class A-3 Net Interest Collection                                                                  555,066.82


DISTRIBUTION AMOUNTS CLASS A-1
      Class A-1 Note   Interest 8.6 (d)(iv)                                                              610,980.07
      Class A-1 Note   Unpaid Interest Shortfall (current cycle)                                               0.00
      Class A-1 Note   Reserve Fund Amount                                                                     0.00
      Investor Loss Amount                                                                                     0.00
      Previous Investor Loss Amount                                                                            0.00
      Monthly Credit Enhancer Premium 8.6 (d)(ii)                                                         20,101.36
      Credit Enhancer Reimbursement                                                                            0.00
      Accelerated Principal Distribution Amount                                                          535,572.97
      Spread Account Deposit                                                                                   0.00
      Indenture Trustee Fee 8.6 (d)(i)                                                                       793.47
      Management Fee 8.6 (d)(iii)                                                                            522.32
      Payment to Servicer                                                                                      0.00
      Deferred Interest                                                                                        0.00
      Remaining Amount to Transferor                                                                           0.00
      TOTAL CERTIFICATEHOLDERS DISTRIBUTION ALLOCABLE TO INTEREST                                      1,167,970.20

      Maximum Principal Payment                                                                        3,057,292.42
      Scheduled Principal Collection Payment ((x)the excess of Max Prin Pymt (y) the HELOC Pool O/C            0.00
      Redctin Amt) 8.6(d)(v)
      Accelerated Principal Distribution Amount                                                          535,572.97
      HELOC Overcollateralization Deficit 8.6 (d)(vi)                                                          0.00
      TOTAL CERTIFICATEHOLDERS DISTRIBUTION ALLOCABLE TO PRINCIPAL                                     3,592,865.39


DISTRIBUTION AMOUNTS CLASS A-2
      Class A-2 Note   Interest 8.6 (d)(iv)                                                              406,187.86
      Class A-2 Note   Unpaid Interest Shortfall (current cycle)                                               0.00
      Class A-2 Note   Reserve Fund Amount                                                                     0.00
      Investor Loss Amount                                                                                     0.00
      Previous Investor Loss Amount                                                                            0.00
      Monthly Credit Enhancer Premium 8.6 (d)(ii)                                                         13,726.78
      Credit Enhancer Reimbursement                                                                            0.00
      Accelerated Principal Distribution Amount                                                          353,554.64
      Spread Account Deposit                                                                                   0.00
      Indenture Trustee Fee 8.6 (d)(i)                                                                       467.96
      Management Fee 8.6 (d)(iii)                                                                            306.22
      Payment to Servicer                                                                                      0.00
      Deferred Interest                                                                                        0.00
      Remaining Amount to Transferor                                                                           0.00
      TOTAL CERTIFICATEHOLDERS DISTRIBUTION ALLOCABLE TO INTEREST                                        774,243.46


      Maximum Principal Payment                                                                        2,009,040.15
      Scheduled Principal Collection Payment ((x)the excess of Max Prin Pymt (y) the Second Pool O/C           0.00
      Redctin Amt) 8.6(d)(v)
      Accelerated Principal Distribution Amount                                                          353,554.64
      SECOND LIEN OVERCOLLATERALIZATION DEFICIT 8.6 (D)(VI)                                                    0.00
      TOTAL CERTIFICATEHOLDERS DISTRIBUTION ALLOCABLE TO PRINCIPAL                                     2,362,594.79


 DISTRIBUTION AMOUNTS Class A-3
      Class A-3 Note Interest 8.6 (d)(iv)                                                                237,495.40
      Class A-3 Note Unpaid Interest Shortfall (current cycle) 5.01(i)                                         0.00
      Class A-3 Note Reserve Fund Amount                                                                       0.00
      Investor Loss Amount 5.01(iii)                                                                           0.00
      Previous Investor Loss Amount 5.01(iv)                                                                   0.00
      Monthly Credit Enhancer Premium 8.6 (d)(ii)                                                         14,242.60
      Credit Enhancer Reimbursement 5.01(vi)                                                                   0.00
      Accelerated Principal Distribution Amount 5.01(vii)                                                302,890.31
      Spread Account Deposit 5.01(viii)                                                                        0.00
      Indenture Trustee Fee 8.6 (d)(i)                                                                       267.05

      Management Fee 8.6 (d)(iii)                                                                            171.46
      Payment to Servicer per Section 7.03 5.01 (x)                                                            0.00
      Deferred Interest 5.01 (xi)                                                                              0.00
      REMAINING AMOUNT TO TRANSFEROR 5.01 (XII)                                                                0.00
      Total Certificateholders Distribution Allocable to Interest                                        555,066.82


      Maximum Principal Payment                                                                          576,570.03
      Scheduled Principal Collection Payment ((x)the excess of Max Prin Pymt (y) the HLTV Pool O/C             0.00
      Redctin Amt) 8.6(d)(v)
      Accelerated Principal Distribution Amount                                                          302,890.31
      HLTV LIEN OVERCOLLATERALIZATION DEFICIT 8.6 (D)(VI)                                                      0.00
      Total Certificateholders Distribution Allocable to Principal                                       879,460.34


TOTAL DISTRIBUTION AMOUNT
      Class A Note Interest 8.6 (d)(iv)                                                                1,254,663.33
      Class A Note Unpaid Interest Shortfall (current cycle) 5.01(i)                                           0.00
      Class A Note Reserve Fund Amount                                                                         0.00
      Investor Loss Amount 5.01(iii)                                                                           0.00
      Previous Investor Loss Amount 5.01(iv)                                                                   0.00
      Monthly Credit Enhancer Premium 8.6 (d)(ii)                                                         48,070.75
      Credit Enhancer Reimbursement 5.01(vi)                                                                   0.00
      Accelerated Principal Distribution Amount 5.01(vii)                                              1,192,017.92
      Spread Account Deposit 5.01(viii)                                                                        0.00
      Indenture Trustee Fee 8.6 (d)(i)                                                                     1,528.48
      Management Fee 8.6 (d)(iii)                                                                          1,000.00
      Payment to Servicer per Section 7.03 5.01 (x)                                                            0.00
      Deferred Interest 5.01 (xi)                                                                              0.00
      Remaining Amount to Transferor 5.01 (xii)                                                                0.00
      TOTAL CERTIFICATEHOLDERS DISTRIBUTION ALLOCABLE TO INTEREST                                      2,497,280.48


      Maximum Principal Payment                                                                        5,642,902.60
      Scheduled Principal Collection Payment ((x)the excess of Max Prin Pymt (y) the Pool O/C                  0.00
      Redctin Amt) 8.6(d)(v)
      Accelerated Principal Distribution Amount                                                        1,192,017.92
      OVERCOLLATERALIZATION DEFICIT 8.6 (D)(VI)                                                                0.00
      Total Certificateholders Distribution Allocable to Principal                                     6,834,920.52



LOSSES/RETRANSFERS
      Unpaid Class A-1 Note    Interest Shortfall Due (From Previous Distributions)                            0.00
      Unpaid Class A-2 Note    Interest Shortfall Due (From Previous Distributions)                            0.00
      Unpaid Class A-3 Note    Interest Shortfall Due (From Previous Distributions)                            0.00
      Interest Earned on Shortfall @ applicable Certificate Rate                                                  0
      Investor Loss Reduction Amount (From Previous Distributions)                                                0

DISTRIBUTION TO CERTIFICATEHOLDERS  (PER CERTIFICATE WITH A $1,000 DENOMINATION)
Class A-1
      Total Class A-1 Note Distribution Amount Allocable to Interest                                      4.5574931
      Interest Distribution Amount                                                                        4.5574931
      Unpaid Note Interest Shortfall Included in Current Distribution                                     0.0000000
      Unpaid Note Interest Shortfall Remaining after Current Distribution (Carryover)                     0.0000000

      Total Class A-1 Note Distribution Amount Allocable to Principal                                    26.8003161
      Maximum Principal Payment                                                                          22.8053084
      Scheduled Principal Collections Payment                                                             0.0000000
      Accelerated Principal Distribution Amount                                                           3.9950077


Class A-2
      Total Class A-2 Note Distribution Amount Allocable to Interest                                      5.1681032
      Interest Distribution Amount                                                                        5.1681032
      Unpaid Note Interest Shortfall Included in Current Distribution                                     0.0000000
      Unpaid Note Interest Shortfall Remaining after Current Distribution (Carryover)                     0.0000000



      Total Class A-2 Note Distribution Amount Allocable to Principal                                    30.0603116
      Maximum Principal Payment                                                                          25.5618836
      Scheduled Principal Collections Payment                                                             0.0000000
      Accelerated Principal Distribution Amount                                                           4.4984280


Class A-3
      Total Class A-3 Note Distribution Amount Allocable to Interest                                      5.3966828
      Interest Distribution Amount                                                                        5.3966828
      UNPAID NOTE INTEREST SHORTFALL INCLUDED IN CURRENT DISTRIBUTION                                     0.0000000
      Unpaid Note Interest Shortfall Remaining after Current Distribution (Carryover)                     0.0000000


      Total Class A-3 Note Distribution Amount Allocable to Principal                                    19.9842546
      Maximum Principal Payment                                                                          13.1015826
      Scheduled Principal Collections Payment                                                             0.0000000
      Accelerated Principal Distribution Amount                                                           6.8826720



      Reimbursed Investor Loss Reduction Amounts Included in Current Distribution                                 0
      Investor Loss Reduction Amounts after Current Distribution (carryover)                              0.0000000

      Total Interest Amount Distributed to Class A Certificateholder                                     15.1222791
      Total Principal Amount Distributed to Class A Certificateholder                                    76.8448823

      Credit Enhancement Draw Amount                                                                              0

DELINQUENCIES/FORECLOSURES

Class A-1
      Number of Mortgages 30 to 59 Days Delinquent                                                               14
      Aggregate Principal Balances of Mortgages 30 to 59 Days Delinquent                                 533,970.64
      Number of Mortgages 60 to 89 Days Delinquent                                                                3
      Aggregate Principal Balances of Mortgages 60 to 89 Days Delinquent                                  72,824.06
      Number of Mortgages 90 to 179 Days Delinquent                                                               2
      Aggregate Principal Balances of Mortgages 90 to 179 Days Delinquent                                 31,613.35
      Number of Mortgages 180 or more Days Delinquent                                                             0
      Aggregate Principal Balances of Mortgages 180 or more Days Delinquent                                    0.00
      Number of Mortgage Loans in Foreclosure                                                                     2
      Aggregate Principal Balances of Mortgage Loans in Foreclosure                                      100,000.00


      Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                                0.00
      Aggregate Trust Balances of any Liquidated Loans in the Current Month                                    0.00


Class A-2
      Number of Mortgages 30 to 59 Days Delinquent                                                               12
      Aggregate Principal Balances of Mortgages 30 to 59 Days Delinquent                                 350,150.79
      Number of Mortgages 60 to 89 Days Delinquent                                                                3
      Aggregate Principal Balances of Mortgages 60 to 89 Days Delinquent                                 102,058.75
      Number of Mortgages 90 to 179 Days Delinquent                                                               1
      Aggregate Principal Balances of Mortgages 90 to 179 Days Delinquent                                 34,456.19
      Number of Mortgages 180 or more Days Delinquent                                                             0
      Aggregate Principal Balances of Mortgages 180 or more Days Delinquent                                    0.00
      Number of Mortgage Loans in Foreclosure                                                                     4
      Aggregate Principal Balances of Mortgage Loans in Foreclosure                                      215,647.14


      Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                                0.00
      Aggregate Trust Balances of any Liquidated Loans in the Current Month                                    0.00


Class A-3
      Number of Mortgages 30 to 59 Days Delinquent                                                               18
      Aggregate Principal Balances of Mortgages 30 to 59 Days Delinquent                                 728,537.10
      Number of Mortgages 60 to 89 Days Delinquent                                                                3
      Aggregate Principal Balances of Mortgages 60 to 89 Days Delinquent                                  86,321.69
      Number of Mortgages 90 to 179 Days Delinquent                                                               1
      Aggregate Principal Balances of Mortgages 90 to 179 Days Delinquent                                 22,168.67
      Number of Mortgages 180 or more Days Delinquent                                                             1
      Aggregate Principal Balances of Mortgages 180 or more Days Delinquent                               34,882.73
      Number of Mortgage Loans in Foreclosure                                                                     8
      Aggregate Principal Balances of Mortgage Loans in Foreclosure                                      315,054.13


      Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                                0.00
      Aggregate Trust Balances of any Liquidated Loans in the Current Month                                    0.00

TOTAL DELINQUENCIES/FORECLOSURES

      Number of Mortgages 30 to 59 Days Delinquent                                                               44
      Aggregate Principal Balances of Mortgages 30 to 59 Days Delinquent                               1,612,658.53
      Number of Mortgages 60 to 89 Days Delinquent                                                                9
      Aggregate Principal Balances of Mortgages 60 to 89 Days Delinquent                                 261,204.50
      Number of Mortgages 90 to 179 Days Delinquent                                                               4
      Aggregate Principal Balances of Mortgages 90 to 179 Days Delinquent                                 88,238.21
      Number of Mortgages 180 or more Days Delinquent                                                             1
      Aggregate Principal Balances of Mortgages 180 or more Days Delinquent                               34,882.73
      Number of Mortgage Loans in Foreclosure                                                                    14
      Aggregate Principal Balances of Mortgage Loans in Foreclosure                                   $  630,701.27


      Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                                0.00
      Aggregate Trust Balances of any Liquidated Loans in the Current Month                                    0.00

PRE-FUNDED ACCOUNT ACTIVITY

      Beginning Balance Pre-Funded Account                                                                     0.00
      Remaining Amount for Distribution to Classes                                                             0.00
      Withdrawal for Subsequent Loan Purchase:                                                                 0.00
      Ending Balance Pre-Funded Account                                                                        0.00
      Pre-Funding Period:  From Closing Date thru the 2/15/99


RESERVE FUND ACTIVITY

      Class A-1 Reserve Fund Beginning Balance                                                                 0.00
      Class A-1 Reserve Fund Deposit/Withdrawal                                                                0.00
      Class A-1 Reserve Fund Ending Balance                                                                    0.00

      Class A-2 Reserve Fund Beginning Balance                                                                 0.00
      Class A-2 Reserve Fund Deposit/Withdrawal                                                                0.00
      Class A-2 Reserve Fund Ending Balance                                                                    0.00


      Class A-3 Reserve Fund Beginning Balance                                                                 0.00
      Class A-3 Reserve Fund Deposit/Withdrawal                                                                0.00
      Class A-3 Reserve Fund Ending Balance                                                                    0.00

      OFFICER'S CERTIFICATE

      All Computations reflected in this Servicer Certificate were made in conformity with the Pooling and Servicing Agreement.

      The Attached Servicing Certificate is true and correct in all material respects.

      ______________________________

      A Servicing Officer    Debora M. Toso